UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 20, 2024

Solid Power, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40284	86-1888095
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

486 S. Pierce Avenue, Suite E Louisville, Colorado	80027
(Address of principal executive offices)	(Zip code)

(303) 219-0720

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SLDP	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50	SLDPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 20, 2024, Solid Power Operating, Inc., a wholly owned subsidiary of Solid Power, Inc. (collectively, the “Company”), and Red Pierce, LLC (the “Landlord”) entered into a Third Amendment to Lease (the “Third Amendment”). The Company and Landlord previously entered into a Lease Agreement, dated November 29, 2016 (as previously amended, the “Original Lease” and, as amended by the Third Amendment, the “Master Lease”).

Under the Third Amendment, upon the earlier of January 1, 2025 or the Landlord’s completion of a demising wall (the “Expansion Date”), the Company will lease an additional 9,600 square feet, resulting in the Company leasing approximately 38,400 square feet at at a facility in Louisville, Colorado (“SP1”). In addition, the term of the Master Lease is extended until December 31, 2029, and the Company will be obligated to make monthly rent payments of approximately $47,920, commencing on the Expansion Date until September 6, 2025, subject to yearly increases as specified in the Third Amendment.

SP1 will continue to serve as the Company’s corporate headquarters, and the Company intends to continue using SP1 primarily for pilot cell production, research and development, and quality control purposes.

The foregoing description of the Third Amendment is qualified in its entirety by the full text of the Third Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference

Item 9.01	Financial Statements and Exhibits.

(d)   Exhibits.

See the Exhibit index below, which is incorporated herein by reference.

Exhibit No.	Description
10.1	Third Amendment to Lease, dated August 20, 2024, between Solid Power Operating, Inc. and Red Pierce, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: August 21, 2024

SOLID POWER, INC.

By:	/s/ James Liebscher
Name: James Liebscher
Title: Chief Legal Officer and Secretary